UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2021

EQUITY BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

Kansas	001-37624	72-1532188
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

7701 East Kellogg Drive, Suite 300 Wichita, KS	67207
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 316.612.6000

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A, Common Stock, par value $0.01 per share	EQBK	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐  Emerging growth company

☐  If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01	Entry into a Material Definitive Agreement.

Agreement and Plan of Reorganization

On May 14, 2021, Equity Bancshares, Inc. (the “Company”), a Kansas corporation and the parent company of Equity Bank (“Equity Bank”), a Kansas state bank, entered into an Agreement and Plan of Reorganization (the “Agreement”), by and among the Company, Greyhound Merger Sub, Inc. (“Merger Sub”), a Kansas corporation and a wholly owned subsidiary of the Company, and American State Bancshares, Inc. (“ASB”), a Kansas corporation and the parent company of American State Bank and Trust Company (“American State Bank”), a Kansas state bank.

Subject to the terms and conditions set forth in the Agreement, Merger Sub will merge with and into ASB (the “Merger”), with ASB surviving as a wholly owned subsidiary of the Company. Immediately following the Merger, the Company will cause ASB to merge with and into the Company, with the Company surviving (the “Second Step Merger”). Following the Second Step Merger, or at such later time as the Company may determine, American State Bank will merge with and into Equity Bank, with Equity Bank surviving.

Subject to the terms and conditions set forth in the Agreement, at the effective time of the Merger, each outstanding share of common stock, par value $10.00 per share, of ASB (“ASB Common Stock”), will be converted into the right to receive, without interest, (i) 2.4656 shares of the Company’s Class A common stock, par value $0.01 per share (“Common Stock”), assuming that 1,008,288 shares of ASB Common Stock are outstanding as of the effective time of the Merger; provided that such number of shares may be adjusted based on the number of shares of ASB Common Stock outstanding as of the effective time of the Merger and may be reduced in the event ASB does not deliver a minimum of $60,537,298 (the “Minimum Equity”) of consolidated capital, surplus and retained earnings accounts less all intangible assets, and adjusted to reflect certain merger costs, income and other specified items described in the Agreement (“ASB Equity”), and (ii) its pro rata share of an amount of cash, if any, by which the ASB Equity, calculated prior to the closing of the Merger, exceeds the Minimum Equity, subject to an aggregate cap of $3,500,000 that may be paid to all holders of ASB Common Stock.

At the effective time of the Merger, each outstanding share of Series C Variable Rate Cumulative Perpetual Preferred Stock, par value $100.00 per share (the “ASB Preferred Stock”), of ASB will be converted into the right to receive, without interest, $100.00. The aggregate consideration payable to the holders of the ASB Preferred Stock is expected to be and is capped at $6,600,000.

The Agreement contains customary representations and warranties from both the Company and ASB, and each party has agreed to customary covenants, including, among others, covenants relating to the conduct of its business during the interim period between the execution of the Agreement and the closing of the Merger, ASB’s obligation to recommend that its stockholders approve the Agreement and the transactions contemplated thereby, and ASB’s non-solicitation obligations relating to alternative acquisition proposals.

Pursuant to the terms of the Agreement, at or promptly following the effective time of the Merger, EQBK will add one director, mutually agreed by EQBK and ASB, to its board of directors, which is expected to be Lee Borck, and three mutually agreed directors to the board of directors of Equity Bank.

Completion of the Merger is subject to certain customary conditions, including, among others, (1) subject to certain exceptions, the accuracy of the representations and warranties of each party, (2) performance in all material respects by each party of its obligations under the Agreement, (3) the delivery of required closing documents, (4) approval of the Agreement by ASB’s stockholders, (5) receipt of required regulatory and other third-party consents or approvals, (6) the absence of any statute, rule, regulation, order, injunction or other action prohibiting the consummation of the Merger, (7) the Registration Statement on Form S-4 (the “Registration Statement”) becoming effective under the Securities Act of 1933, as amended, (8) authorization for listing on the NASDAQ of the shares of Common Stock to be issued in the Merger, (9) each party’s receipt of an opinion from its counsel to the effect that the Merger will qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended, and (10) the assumption by EQBK of certain of obligations with respect to ASB’s trust preferred securities. The Company’s obligation to complete the Merger is also subject to, among other things, (A) the ASB Equity, after adjusting for the items specified in the Agreement, being at least $54,483,568, and (B) holders of not more than 5% of the outstanding shares of ASB Common Stock and ASB Preferred Stock having duly exercised their dissenters’ rights.

The Agreement provides certain termination rights for both the Company and ASB and further provides that upon termination of the Agreement under certain circumstances, a termination fee of $3,500,000 will be payable by ASB to the Company. The Agreement also provides that ASB may terminate the Agreement if, subject to the terms of the Agreement, both (i) the volume weighted average price per share of the Company’s Common Stock during the twenty trading day period ending on the close of trading on the business day prior to the last day of the month immediately preceding the month during which the closing date occurs is less than $23.672, and (ii)

the Company’s Common Stock underperforms the KBW NASDAQ Regional Banking Index (KRX) by more than 20% (the “VWAP Termination Right”). If ASB exercises the VWAP Termination Right, it would not receive any termination fee or any other amounts from the Company.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

The representations, warranties and covenants of each party set forth in the Agreement have been made only for purposes of, and were and are solely for the benefit of the parties to, the Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Accordingly, the representations and warranties may not describe the actual state of affairs at the date they were made or at any other time, and investors should not rely on them as statements of fact. In addition, such representations and warranties (1) will not survive consummation of the Merger, unless otherwise specified therein, and (2) were made only as of the date of the Agreement or such other date as is specified in the Agreement. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Agreement, which subsequent information may or may not be fully reflected in the parties’ public disclosures. Accordingly, the Agreement is included with this filing only to provide investors with information regarding the terms of the Agreement, and not to provide investors with any other factual information regarding the Company or ASB, their respective affiliates or their respective businesses. The Agreement should not be read alone, but should instead be read in conjunction with the other information regarding the Company, ASB, their respective affiliates or their respective businesses, the Agreement and the Merger that will be contained in, or incorporated by reference into, the Registration Statement that will include a proxy statement of ASB and a prospectus of the Company, as well as in the Form 10-K, Forms 10-Q, Forms 8-K and other filings that the Company makes with the Securities and Exchange Commission (the “SEC”).

ASB Voting Agreement. In connection with entering into the Agreement, the Company entered into a Voting Agreement with ASB, Brad S. Elliott, as proxy, and certain stockholders of ASB (the “ASB Voting Agreement”). The stockholders that are party to the ASB Voting Agreement beneficially own in the aggregate approximately 15.3% of the outstanding shares of ASB Common Stock and 90.9% of the outstanding shares of the ASB Preferred Stock. The ASB Voting Agreement requires, among other things, that the stockholders party thereto vote all of their shares of ASB Common Stock and ASB Preferred Stock in favor of the Merger and the other transactions contemplated by the Agreement and against alternative transactions and generally prohibits them from transferring their shares of ASB prior to the termination of the ASB Voting Agreement. The ASB Voting Agreement will terminate upon the earlier of the termination of the Agreement in accordance with its terms or the completion of the transactions contemplated by the Agreement.

The foregoing description of the ASB Voting Agreement does not purport to be complete and is qualified in its entirety by reference to the form of the ASB Voting Agreement, which is attached hereto as Exhibit 10.1 and incorporated by reference herein.

ASB Director Support Agreement. In connection with entering into the Agreement, certain directors of ASB have entered into a Director Support Agreement with the Company (the “ASB Director Support Agreement”) pursuant to which they agreed to support the transaction and to certain additional restrictive covenants.

The foregoing description of the ASB Director Support Agreement does not purport to be complete and is qualified in its entirety by reference to the form of the ASB Director Support Agreement, which is attached hereto as Exhibit 10.2 and incorporated by reference herein.

Item 7.01	Other Events.

On May 17, 2021, the Company issued a press release announcing the execution of the Agreement. A copy of the press release is furnished as Exhibit 99.1 and is incorporated by reference herein. On May 17, 2021, the Company also provided supplemental information regarding the proposed transactions in connection with a presentation to analysts and investors. A copy of the investor presentation is furnished as Exhibit 99.2 and is incorporated by reference herein.

The information in this Item 7.01, including Exhibit 99.1 and Exhibit 99.2, is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act, unless specifically identified therein as being incorporated therein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. The following are exhibits to this Current Report on Form 8-K:

Exhibit Number	Description of Exhibit

2.1	Agreement and Plan of Reorganization, dated May 14, 2021, by and among Equity Bancshares, Inc., Greyhound Merger Sub, Inc., and American State Bancshares, Inc.*

10.1	Form of Voting Agreement, dated as of May 14, 2021, by and among Equity Bancshares, Inc., Brad S. Elliott, American State Bancshares, Inc. and the stockholders party thereto.

10.2	Form of Director Support Agreement, dated as of May 14, 2021, by and among Equity Bancshares, Inc. and the directors party thereto.

99.1	Press Release, dated May 17, 2021.

99.2	Investor Presentation, dated May 17, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*

Certain schedules and exhibits to this agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. EQBK agrees to furnish supplementally to the SEC a copy of any omitted schedule or exhibit upon request.

Forward-Looking Statements

This Current Report on Form 8-K may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements reflect the current views of the Company’s management with respect to, among other things, the expected benefits of the proposed transaction, future events and the Company’s financial performance. These statements are often, but not always, made through the use of words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “project,” “assume,” “forecast,” “goal,” “target,” “would” and “outlook,” or the negative variations of those words or other comparable words of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about the Company’s industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond the Company’s control. Accordingly, the Company cautions you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although the Company believes that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements.

Factors that could cause actual results to differ materially from the Company’s expectations include competition from other financial institutions and bank holding companies; the effects of and changes in trade, monetary and fiscal policies and laws, including interest rate policies of the Federal Reserve Board; changes in the demand for loans; fluctuations in value of collateral and loan reserves; inflation, interest rate, market and monetary fluctuations; changes in consumer spending, borrowing and savings habits; the possibility that the expected benefits related to the proposed transaction may not materialize as expected; the proposed transaction not being timely completed, if completed at all; prior to the completion of the proposed transaction, the business of ASB experiencing disruptions due to transaction-related uncertainty or other factors making it more difficult to maintain relationships with employees, customers, other business partners or governmental entities, difficulty retaining key employees; the ability to obtain regulatory approval of the transactions contemplated by either the Agreement; and the ability to successfully implement integration strategies or to achieve expected synergies and operating efficiencies within the expected time-frames or at all. The foregoing list of factors is not exhaustive.

For discussion of these and other risks that may cause actual results to differ from expectations, please refer to “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors” in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 9, 2021 and any updates to those risk factors set forth in the Company’s subsequent Quarterly Reports on Form 10-Q or Current Reports on Form 8-K. If one or more events related to these or other risks or uncertainties materialize, or if the Company’s underlying assumptions prove to be incorrect, actual results may differ materially from what the Company anticipates. Accordingly, you should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made, and the Company does not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise. New risks and uncertainties arise from time to time, and it is not possible for us to predict those events or how they may affect us. In addition, the Company cannot assess the impact of each factor on the Company’s business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. All forward-looking statements, expressed or implied, included in this Current Report on Form 8-K are expressly qualified in their entirety by this cautionary statement. This cautionary statement should also be considered in connection with any subsequent written or oral forward-looking statements that the Company or persons acting on the Company’s behalf may issue.

Important Additional Information

The information contained herein does not constitute an offer to sell or a solicitation of an offer to buy any securities or a solicitation of any vote or approval.

In connection with the proposed transaction, the Company intends to file with the SEC a registration statement on Form S-4 to register the shares of the Company’s Common Stock to be issued to the stockholders of ASB. The registration statement will include a proxy statement/prospectus, which will be sent to the stockholders of ASB seeking their approval of the proposed transaction.

WE URGE INVESTORS AND SECURITY HOLDERS TO READ THE REGISTRATION STATEMENT ON FORM S-4, THE PROXY STATEMENT/PROSPECTUS INCLUDED WITHIN THE REGISTRATION STATEMENT ON FORM S-4 AND ANY OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, ASB AND THE PROPOSED TRANSACTION.

The documents filed by the Company with the SEC may be obtained free of charge at the Company’s investor relations website at investor.equitybank.com or at the SEC’s website at www.sec.gov. Alternatively, these documents, when available, can be obtained free of charge from the Company upon written request to Equity Bancshares, Inc., Attn: Investor Relations, 7701 East Kellogg Drive, Suite 300, Wichita, Kansas 67207 or by calling (316) 612-6000.

Participants in the Transaction

The Company, ASB and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from ASB’s stockholders in connection with the proposed transaction under the rules of the SEC. Information about the directors and executive officers of the Company is set forth in the proxy statement for the Company’s 2021 annual meeting of stockholders filed with the SEC on Schedule 14A on March 18, 2021, and the Company’s annual report on Form 10-K for the year ended December 31, 2020 filed with the SEC on March 9, 2021. Free copies of these documents may be obtained free of charge as described in the preceding paragraph. Additional information regarding the interests of these participants and other persons who may be deemed participants in the transaction may be obtained by reading the proxy statement/prospectus regarding the proposed transaction when it becomes available.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUITY BANCSHARES, INC.

DATE: May 17, 2021	By:	/s/ Eric R. Newell
Eric R. Newell
Executive Vice President and Chief Financial Officer